Exhibit 10.5

RECORDATION REQUESTED BY:                                               COPY
    U.S. Bank National Association
    9918 Hibert Street, 2nd Floor
    San Diego, CA 92131

WHEN RECORDED MAIL TO:
    U.S. Bank National Association
    9918 Hibert Street, 2nd Floor
    San Diego, CA 92131
    Closing Audit Department

Loan No. 6517315389             SPACE ABOVE THIS LINE IS FOR RECORDER'S USE ONLY

                                 SECOND DEED OF TRUST

THIS DEED OF TRUST IS DATED AUGUST 21, 2001,  among ELDORADO  ARTESIAN  SPRINGS,
INC., a Colorado  Corporation,  whose address is P.O. Box 445, Eldorado Springs,
CO 80025 (referred to below as "Grantor"); U.S. Bank National Association, whose address is 9918 Hibert Street, 2nd Floor, San Diego, CA 92131 (referred to below sometimes as "Lender" and sometimes as "Beneficiary"); and the Public Trustee of
Boulder County, Colorado (referred to below as "Trustee").

CONVEYANCE AND GRANT.  For valuable  consideration,  Grantor hereby  irrevocably grants,  transfers  and  assigns  to  Trustee  for  the  benefit  of  Lender  as
Beneficiary all of Grantor's right,  title, and interest in and to the following described real property,  together with all existing or subsequently  erected or affixed buildings,  improvements and fixtures; all easements, rights of way, and appurtenances;  all water,  water  rights and ditch rights  (including  stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits  relating  to  the  real  property,  including  without  limitation  all minerals,  oil, gas, geothermal and similar matters,  located in Boulder County, ate of Colorado (the "Real Property"):

Lot 2A,  Block 1, THE PARK AT C.T.C.,  REPLAT B, City of  Louisville,  County of
Boulder, State of Colorado.

The Real Property or its address is commonly  known as Lot 2A, Block 1, THE PARK
AT  C.T.C.,   REPLAT  B,  City  of   Louisville,   CO.  The  Real  Property  tax
identification number is 0144358!0144359.

Grantor  presently  assigns to Lender (also known as Beneficiary in this Deed of
Trust) all of  Grantor's  right,  title,  and interest in and to all present and future  leases of the  Property  and all Rents from the  Property.  In addition,
Grantor grants Lender a Uniform  Commercial Code security  interest in the Rents and the Personal Property defined below.

DEFINITIONS.  The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the  meanings  attributed  to such terms in the  Uniform  Commercial  Code.  All references  to dollar  amounts  shall mean amounts in lawful money of the United
States of America.

Beneficiary.  The word "Beneficiary" means U.S. Bank National  Association,  its successors and assigns.  U.S. Bank National  Association  also is referred to as
"Lender" in this Deed of Trust.

Deed of Trust.  The words "Deed of Trust" mean this Deed of Trust among Grantor,
Lender, and Trustee, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Existing Indebtedness.  The words "Existing  Indebtedness" mean the indebtedness described below in the Existing Indebtedness section of this Deed of Trust.

Grantor.  The word  "Grantor"  means any and all persons and entities  executing this Deed of Trust,  including  without  limitation  ELDORADO  ARTESIAN SPRINGS,
INC.

Guarantor.  The word "Guarantor"  means and includes without  limitation any and all  guarantors,  sureties,  and  accommodation  parties in connection  with the
Indebtedness.

Improvements.  The word "Improvements" means and includes without limitation all existing and future improvements, buildings, structures, mobile homes affixed on the

Real Property, facilities, additions, replacements and other construction on the
Real Property.

Indebtedness.  The word "Indebtedness"  means all principal and interest payable under the Note and any  amounts  expended  or  advanced  by Lender to  discharge obligations  of Grantor  or  expenses  incurred  by Trustee or Lender to enforce obligations of Grantor under this Deed of Trust,  together with interest on such amounts as provided in this Deed of Trust.

Lender. The word "Lender" means U.S. Bank National  Association,  its successors and assigns.

Note.  The word "Note" means the Note dated August 21,  2001,  in the  principal amount of  $1,421,000.00  from Grantor to Lender,  together  with all  renewals, extensions, modifications,  refinancings, and substitutions for the Note. NOTICE
TO GRANTOR: THE NOTE CONTAINS A VARIABLE INTEREST RATE.

Personal Property.  The words "Personal Property" mean all equipment,  fixtures, and other articles of personal  property now or hereafter owned by Grantor,  and now or hereafter  attached or affixed to the Real  Property;  together  with all accessions,  parts, and additions to, all replacements of, and all substitutions for, any of such  property;  and together with all proceeds  (including  without limitation  all  insurance  proceeds and refunds of  premiums)  from any sale or other disposition of the Property.

Property.  The word  "Property"  means  collectively  the Real  Property and the
Personal Property.

Real Property. The words "Real Property" mean the property, interests and rights described above in the "Conveyance and Grant" section.

Related  Documents.  The words  "Related  Documents"  mean and  include  without
limitation  all  promissory   notes,   credit   agreements,   loan   agreements,
environmental agreements,  guaranties, security agreements,  mortgages, deeds of trust,  and all other  instruments,  agreements  and  documents,  whether now or hereafter existing, executed in connection with the Indebtedness.

Rents.  The word "Rents" means all present and future rents,  revenues,  income, issues, royalties, profits, and other benefits derived from the Property.

Trustee.  The word  'Trustee"  means  the  Public  Trustee  of  Boulder  County,
Colorado. THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY
INTEREST IN THE RENTS AND PERSONAL  PROPERTY,  IS GIVEN TO SECURE (1) PAYMENT OF
THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER
THE NOTE, THE RELATED  DOCUMENTS,  AND THIS DEED OF TRUST. THIS DEED OF TRUST IS
GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:  PAYMENT AND  PERFORMANCE.  Except as
otherwise  provided  in this Deed of  Trust,  Grantor  shall  pay to Lender  all amounts secured by this Deed of Trust as they become due, and shall strictly and in a timely manner  perform all of Grantor's  obligations  under the Note,  this
Deed of Trust,  and the Related  Documents.  POSSESSION  AND  MAINTENANCE OF THE
PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (a)
remain in possession and control of the Property, (b) use, operate or manage the
Property, and (c) collect any Rents from the Property.

Duty to Maintain.  Grantor shall  maintain the Property in tenantable  condition and promptly  perform all repairs,  replacements,  and maintenance  necessary to preserve its value.

Hazardous  Substances.  The  terms  "hazardous  waste;"  "hazardous  substance;"
"disposal,"  "release," and "threatened release," as used in this Deed of Trust, shall have the same  meanings  as set forth in the  Comprehensive  Environmental
Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section
9601, et seq.  ("CERCLA"),  the Superfund  Amendments and Reauthorization Act of
1986, Pub. L. No. 99-499 ("SARA"),  the Hazardous Materials  Transportation Act,
49 U.S.C. Section 1801, et seq., the Resource  Conservation and Recovery Act, 42
U.S.C.  Section  6901,  et seq.,  Chapters 6.5 through 7.7 of Division 20 of the
California  Health and Safety Code,  Section 25100, et seq., or other applicable state or Federal laws,  rules,  or  regulations  adopted  pursuant to any of the foregoing.  The terms  "hazardous  waste" and "hazardous  substance"  shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. Grantor represents and warrants to Lender that: (a) During the  period  of  Grantor's  ownership  of the  Property,  there has been no use, generation,  manufacture,  storage,  treatment,  disposal, release or threatened release of any hazardous  waste or substance by any person on,  under,  about or from the  Property;  (b) Grantor has no knowledge  of, or reason to believe that there has been, except as previously  disclosed to and acknowledged by Lender in writing, (i) any use, generation,  manufacture,  storage,  treatment,  disposal, release,  or threatened  release of any hazardous  waste or substance on, under, about or from the  Property by any prior  owners or occupants of the Property or
(ii) any  actual or  threatened  litigation  or claims of any kind by any person relating  to such  matters;  and  (c)  Except  as  previously  disclosed  to and acknowledged  by  Lender  in  writing,  (i)  neither  Grantor  nor  any  tenant, contractor,  agent or other authorized user of the Property shall use, generate, manufacture,  store,  treat,  dispose  of, or  release  any  hazardous  waste or substance on, under, about or from the Property and (ii) any such activity shall be conducted in compliance with all applicable  federal,  state, and local laws,
regulations   and  ordinances,   including   without   limitation   those  laws,
regulations,  and ordinances  described above. Grantor authorizes Lender and its agents  to enter  upon the  Property  to make such  inspections  and  tests,  at
Grantor's expense, as Lender may deem appropriate to determine compliance of the
Property with this section of the Deed of Trust.  Any  inspections or tests made by Lender  shall be for  Lender's  purposes  only and shall not be  construed to create any  responsibility  or  liability on the part of Lender to Grantor or to any other person. The representations and warranties  contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste and hazardous  substances.  Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws,  and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses,  liabilities,  damages, penalties,  and  expenses  which Lender may  directly or  indirectly  sustain or suffer  resulting  from a breach  of this  section  of the Deed of Trust or as a consequence of any use, generation,  manufacture,  storage, disposal, release or threatened  release of a hazardous  waste or  substance on the  properties.  The provisions  of this section of the Deed of Trust,  including  the  obligation to indemnify,  shall survive the payment of the  Indebtedness  and the satisfaction and  reconveyance of the lien of this Deed of Trust and shall not be affected by
Lender's acquisition of any interest in the Property,  whether by foreclosure or otherwise.

Nuisance,  Waste.  Grantor  shall not cause,  conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the  Property.  Without  limiting the  generality  of the  foregoing,
Grantor  will not remove,  or grant to any other party the right to remove,  any timber,  minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

Removal of  Improvements.  Grantor shall not demolish or remove any Improvements from the Real  Property  without  the prior  written  consent  of  Lender.  As a condition to the removal of any Improvements, Lender may require Grantor to make
arrangements   satisfactory  to  Lender  to  replace  such   Improvements   with
Improvements of at least equal value.

Lender's  Right to Enter.  Lender and its agents and  representatives  may enter upon the Real Property at all reasonable  times to attend to Lender's  interests and to inspect the Property for purposes of Grantor's  compliance with the terms and conditions of this Deed of Trust.

Compliance with  Governmental  Requirements.  Grantor shall promptly comply with all laws,  ordinances,  and  regulations,  now or  hereafter  in effect,  of all governmental  authorities  applicable  to the use or occupancy of the  Property, including without  limitation,  the Americans With Disabilities Act. Grantor may
contest  in good  faith any such law,  ordinance,  or  regulation  and  withhold compliance  during any proceeding,  including  appropriate  appeals,  so long as
Grantor  has  notified  Lender in  writing  prior to doing so and so long as, in
Lender's sole opinion,  Lender's  interests in the Property are not jeopardized.
Lender  may  require  Grantor  to  post  adequate  security  or a  surety  bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect.  Grantor  agrees  neither to abandon nor leave  unattended  the
Property.  Grantor  shall do all other acts, in addition to those acts set forth above in this  section,  which from the  character  and use of that Property are reasonably necessary to protect and preserve the Property.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option,  declare immediately due and  payable  all  sums  secured  by this  Deed of  Trust  upon  the sale or transfer,  without the Lender's prior written consent, of all or any part of the
Real Property,  or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal,  beneficial or equitable;  whether  voluntary or involuntary;  whether by outright sale,  deed,  installment  sale contract,  land contract,  contract for deed, leasehold interest with a term greater than three (3) years,  lease-option contract, or by sale,  assignment,  or transfer of any beneficial interest in or to any land trust holding title to the Real Property,  or by any other method of conveyance  of  Real  Property  interest.  If  any  Grantor  is  a  corporation, partnership or limited liability  company,  transfer also includes any change in ownership  of  more  than  twenty-five  percent  (2596)  of  the  voting  stock, partnership  interests or limited liability company  interests,  as the case may be, of Grantor.  However,  this option  shall not be exercised by Lender if such exercise is prohibited by federal law or by Colorado law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the
Property are a part of this Deed of Trust.

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes,  special taxes,  assessments,  charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services  rendered or material  furnished to the Property.  Grantor  shall  maintain the Property free of all liens having priority  over or equal to the  interest  of  Lender  under  this Deed of Trust, except for the lien of taxes and  assessments  not due,  except for the existing indebtedness referred to below, and except as otherwise provided in this Deed of
Trust.

Right To Contest. Grantor may withhold payment of any tax, assessment,  or claim in connection  with a good faith dispute over the  obligation to pay, so long as
Lender's  interest in the  Property is not  jeopardized.  If a lien arises or is filed as a result of  nonpayment,  Grantor shall within  fifteen (15) days after the lien arises or, if a lien is filed,  within  fifteen (15) days after Grantor has notice of the filing,  secure the  discharge of the lien, or if requested by
Lender,  deposit with Lender cash or a sufficient corporate surety bond or other security  satisfactory  to Lender in an amount  sufficient to discharge the lien plus any costs and  attorneys'  fees or other  charges  that  could  accrue as a result of a foreclosure  or sale under the lien.  In any contest,  Grantor shall defend  itself  and  Lender  and  shall  satisfy  any  adverse  judgment  before enforcement  against the  Property.  Grantor  shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment.  Grantor shall upon demand  furnish to Lender  satisfactory evidence  of  payment  of the  taxes or  assessments  and  shall  authorize  the appropriate  governmental  official  to  deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of  Construction.  Grantor shall notify Lender at least fifteen (15) days before any work is commenced,  any services are furnished,  or any materials are supplied to the Property,  if any mechanic's lien,  materialmen's lien, or other lien could be asserted on account of the work, services,  or materials.  Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to
Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE  INSURANCE.  The following  provisions  relating to insuring the
Property are a part of this Deed of Trust.

Maintenance  of Insurance.  Grantor shall procure and maintain  policies of fire insurance with standard  extended  coverage  endorsements on a replacement basis for the full insurable  value covering all  Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance  clause, and with a standard  mortgagee  clause in favor of Lender.  Grantor  shall also procure and maintain  comprehensive  general liability insurance in such coverage amounts as
Lender may request with trustee and Lender being named as additional insureds in such liability  insurance  policies.  Additionally,  Grantor shall maintain such other insurance, including but not limited to hazard, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of
Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender,  including stipulations that coverages will not be  cancelled  or  diminished  without  at least ten (10)  days'  prior
written  notice  to  Lender.   Each  insurance  policy  also  shall  include  an
endorsement  providing  that coverage in favor of Lender will not be impaired in any way by any act,  omission or default of Grantor or any other person.  Should the Real  Property  at any time  become  located  in an area  designated  by the
Director of the Federal  Emergency  Management  Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance for the full unpaid  principal  balance  of the loan  and any  prior  liens  on the  property securing the loan, up to the maximum  policy limits set under the National Flood
Insurance  Program,  or as otherwise  required by Lender,  and to maintain  such insurance for the term of the loan.

Application  of Proceeds.  Grantor shall  promptly  notify Lender of any loss or damage to the Property.  Lender may make proof of loss if Grantor fails to do so within  fifteen (15) days of the casualty.  Whether or not Lender's  security is impaired,  Lender may, at its  election,  receive and retain the proceeds of any insurance and apply the proceeds to the reduction of the  Indebtedness,  payment of any lien  affecting  the  Property,  or the  restoration  and  repair  of the
Property.  If Lender  elects to apply the  proceeds to  restoration  and repair,
Grantor  shall  repair or replace the  damaged or  destroyed  Improvements  in a manner  satisfactory to Lender.  Lender shall, upon  satisfactory  proof of such expenditure,  pay or reimburse Grantor from the proceeds for the reasonable cost of repair or  restoration if Grantor is not in default under this Deed of Trust.
Any proceeds which have not been  disbursed  within 180 days after their receipt and which Lender has not committed to the repair or  restoration of the Property shall be used first to pay any amount  owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal  balance  of the  Indebtedness.  If Lender  holds any  proceeds  after payment in full of the  Indebtedness,  such proceeds shall be paid to Grantor as
Grantor's interests may appear.

Unexpired  Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property  covered by this Deed of Trust at any  trustee's  sale or other  sale held  under the  provisions  of this Deed of
Trust, or at any foreclosure sale of such Property.

Compliance with Existing  Indebtedness.  During the period in which any Existing
Indebtedness  described  below  is in  effect,  compliance  with  the  insurance provisions  contained in the instrument  evidencing  such Existing  Indebtedness shall  constitute  compliance with the insurance  provisions  under this Deed of
Trust,  to the  extent  compliance  with the terms of this  Deed of Trust  would constitute a  duplication  of insurance  requirement.  If any proceeds  from the insurance  become  payable  on loss,  the  provisions  in this Deed of Trust for division  of  proceeds  shall  apply only to that  portion of the  proceeds  not payable to the holder of the Existing Indebtedness.

Grantor's  Report on  Insurance.  Upon request of Lender,  however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing:  (a) the name of the insurer;  (b) the risks insured; (c) the amount of the policy;  (d) the property  insured,  the then current  replacement value of such property,  and the manner of determining  that value;  and (e) the expiration date of the policy.  Grantor shall,  upon request of Lender,  have an
independent   appraiser   satisfactory  to  Lender   determine  the  cash  value
replacement cost of the Property.

EXPENDITURES  BY LENDER.  If Grantor  fails to comply with any provision of this
Deed of Trust,  including any obligation to maintain  Existing  Indebtedness  in good  standing as required  below,  or if any action or  proceeding is commenced that would  materially  affect  Lender's  interests in the  Property,  Lender on
Grantor's  behalf may, but shall not be required to, take any action that Lender deems appropriate. Any amount that Lender expends in so doing will bear interest at the rate provided for in the Note from the date incurred or paid by Lender to the date of repayment by Grantor.  All such expenses,  at Lender's option,  will
(a) be  payable  on  demand,  (b) be  added  to the  balance  of the Note and be apportioned  among and be payable  with any  installment  payments to become due during  either  (i) the  term of any  applicable  insurance  policy  or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and  payable at the  Note's  maturity.  This Deed of Trust also will  secure payment of these amounts.  The rights provided for in this paragraph shall be in addition to any other  rights or any remedies to which Lender may be entitled on account of the  default.  Any such action by Lender  shall not be  construed  as curing the default so as to bar Lender from any remedy that it  otherwise  would have had.

WARRANTY;  DEFENSE OF TITLE. The following  provisions  relating to ownership of the Property are a part of this Deed of Trust.

Title.  Grantor  warrants that:  (a) Grantor holds good and marketable  title of record  to the  Property  in fee  simple,  free  and  clear  of  all  liens  and encumbrances  other than those set forth in the Real Property  description or in the Existing  Indebtedness section below or in any title insurance policy, title report,  or final title  opinion  issued in favor of, and accepted by, Lender in connection with this Deed of Trust,  and (b) Grantor has the full right,  power, and authority t6 execute and deliver this Deed of Trust to Lender.

Defense of Title.  Subject to the  exception  in the  paragraph  above,  Grantor warrants  and will forever  defend the title to the Property  against the lawful claims of all persons.  In the event any action or proceeding is commenced  that questions  Grantor's  title or the interest of Trustee or Lender under this Deed of Trust,  Grantor shall defend the action at Grantor's expense.  Grantor may be the  nominal  party  in  such  proceeding,  but  Lender  shall  be  entitled  to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice, and Grantor will deliver,  or cause to be delivered,  to
Lender such  instruments  as Lender may request from time to time to permit such participation.

Compliance  With Laws.  Grantor  warrants that the Property and Grantor's use of the  Property  complies  with all  existing  applicable  laws,  ordinances,  and regulations  of  governmental  authorities,  including  without  limitation  all applicable  environmental laws,  ordinances,  and regulations,  unless otherwise specifically  excepted in the  environmental  agreement  executed by Grantor and
Lender relating to the Property.

EXISTING INDEBTEDNESS. The following provisions concerning existing indebtedness
(the "Existing Indebtedness") are a part of this Deed of Trust.

Existing Lien. The lien of this Deed of Trust securing the  Indebtedness  may be secondary and inferior to the lien securing payment of an existing obligation to
Bank of the West.  The existing  obligation has a current  principal  balance of
approximately   $1,421,000.00  and  is  in  the  original  principal  amount  of
$1,421,000.00.  The  obligation has the following  payment terms:  Principal and
Interest payments of $10,501.00 for 25 years.  Grantor  expressly  covenants and agrees to pay,  or see to the  payment  of,  the  Existing  Indebtedness  and to prevent any default on such  indebtedness,  any  default  under the  instruments evidencing such  indebtedness,  or any default under any security  documents for such indebtedness.

Default.  If the payment of any  installment of principal or any interest on the
Existing  Indebtedness  is not  made  within  the  time  required  by  the  note evidencing  such  indebtedness,  or should a default occur under the  instrument securing such  indebtedness  and not be cured during any applicable grace period therein, then, at the option of Lender, the Indebtedness secured by this Deed of
Trust shall become immediately due and payable,  and this Deed of Trust shall be in default.

No  Modification.  Grantor shall not enter into any agreement with the holder of any mortgage,  deed of trust,  or other security  agreement,  which has priority over this Deed of Trust by which that agreement is modified,  amended, extended, or renewed  without the prior written  consent of Lender.  Grantor shall neither request nor accept any future advances under any such security agreement without the prior written consent of Lender.

CONDEMNATION.  The following provisions relating to condemnation proceedings are a part of this Deed of Trust.

Application of Net Proceeds.  If all or any part of the Property is condemned by eminent  domain  proceedings  or by  any  proceeding  or  purchase  in  lieu  of condemnation,  Lender may at its election require that all or any portion of the net  proceeds  of the award be  applied  to the  Indebtedness  or the  repair or restoration of the Property.  The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees incurred by
Trustee or Lender in connection with the condemnation.

Proceedings.  If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing,  and Grantor shall  promptly take such steps as may be necessary to defend the action and obtain the award.  Grantor may be the nominal party in such  proceeding,  but Lender shall be entitled to  participate  in the proceeding and to be represented in the proceeding by counsel of its own choice, and Grantor will deliver or cause to be delivered to Lender such  instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions  relating to governmental  taxes, fees and charges are a part of this
Deed of Trust:

Current Taxes, Fees and Charges.  Upon request by Lender,  Grantor shall execute such  documents in addition to this Deed of Trust and take whatever other action is  requested  by Lender  to  perfect  and  continue  Lender's  lien on the Real
Property.  Grantor shall  reimburse  Lender for all taxes,  as described  below, together with all expenses incurred in recording,  perfecting or continuing this
Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes. The following shall constitute taxes to which this section applies: (a) a specific  tax  upon  this  type of Deed of  Trust or upon all or any part of the
Indebtedness  secured by this Deed of Trust; (b) a specific tax on Grantor which
Grantor is authorized  or required to deduct from  payments on the  Indebtedness secured  by this type of Deed of Trust;  (c) a tax on this type of Deed of Trust chargeable  against the Lender or the holder of the Note; and (d) a specific tax on all or any  portion of the  Indebtedness  or on  payments  of  principal  and interest made by Grantor.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust,  this event  shall have the same effect as an
Event of Default (as defined  below),  and Lender may exercise any or all of its available  remedies  for an Event of Default as provided  below  unless  Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender,

SECURITY AGREEMENT;  FINANCING STATEMENTS.  The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property,  and
Lender  shall  have all of the  rights of a  secured  party  under  the  Uniform
Commercial Code as amended from time to time.

Security  Interest.  Upon request by Lender,  Grantor  shall  execute  financing statements  and take whatever other action is requested by Lender to perfect and continue  Lender's  security  interest in the Rents and  Personal  Property.  In addition to recording  this Deed of Trust in the real property  records,  Lender may, at any time and without further  authorization from Grantor,  file executed counterparts,  copies  or  reproductions  of this  Deed of Trust as a  financing
statement.   Grantor  shall  reimburse  Lender  for  all  expenses  incurred  in perfecting or continuing  this security  interest.  Upon default,  Grantor shall assemble the Personal Property in a manner and at a place reasonably  convenient to Grantor  and Lender and make it  available  to Lender  within  three (3) days after receipt of written demand from Lender. Addresses. The mailing addresses of
Grantor (debtor) and Lender (secured party),  from which information  concerning the  security  interest  granted by this Deed of Trust may be obtained  (each as required by the  Uniform  Commercial  Code),  are as stated on the first page of this Deed of Trust.

FURTHER  ASSURANCES;  ATTORNEY-IN-FACT.  The  following  provisions  relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

Further Assurances.  At any time, and from time to time, upon request of Lender,
Grantor will make,  execute and deliver,  or will cause to be made,  executed or delivered,  to Lender or to Lender's  designee,  and when  requested  by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages,  deeds of trust, security deeds, security agreements,  financing
statements,   continuation   statements,   instruments  of  further   assurance,
certificates,  and other  documents  as may, in the sole  opinion of Lender,  be necessary or desirable in order to effectuate,  complete,  perfect, continue, or preserve (a) the obligations of Grantor under the Note, this Deed of Trust,  and the Related Documents,  and (b) the liens and security interests created by this
Deed of Trust on the  Property,  whether  now  owned or  hereafter  acquired  by
Grantor.  Unless  prohibited  by law or  agreed  to the  contrary  by  Lender in writing,  Grantor shall reimburse Lender for all costs and expenses  incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact.  If Grantor  fails to do any of the things  referred to in the preceding  paragraph,  Lender  may do so for and in the name of  Grantor  and at
Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing,  delivering, filing,  recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL  PERFORMANCE.  Trustee may,  upon  production  of the Note duly  cancelled, release this Deed of Trust,  and such release shall  constitute a release of the lien for all such additional sums and expenditures made pursuant to this Deed of
Trust.  Lender  agrees to cooperate  with Grantor in obtaining  such release and releasing  the other  collateral  securing  the  Indebtedness.  Any release fees required by law shall be paid by Grantor, if permitted by applicable law.

DEFAULT.  Each of the following,  at the option of Lender,  shall  constitute an event of default ("Event of Default") under this Deed of Trust:

Default on Indebtedness.  Failure of Grantor to make any payment when due on the
Indebtedness.

Default on Other  Payments.  Failure of Grantor within the time required by this
Deed of Trust to make any payment for taxes or  insurance,  or any other payment necessary to prevent filing of or to effect discharge of any lien.

Environmental  Default.  Failure of any party to comply with or perform when due any term,  obligation,  covenant or  condition  contained  in any  environmental agreement executed in connection with the Property.

Default in Favor of Third Parties.  Should Borrower or any Grantor default under any loan, extension of credit, security agreement,  purchase or sales agreement, or any other  agreement,  in favor of any  other  creditor  or  person  that may materially  affect any of  Borrower's  property or  Borrower's  or any Grantor's ability to repay the Loans or perform their  respective  obligations  under this
Deed of Trust or any of the Related Documents.

Compliance  Default.   Failure  of  Grantor  to  comply  with  any  other  term,
obligation,  covenant or condition  contained in this Deed of Trust, the Note or in any of the Related Documents.

False Statements. Any warranty, representation or statement made or furnished to
Lender by or on  behalf of  Grantor  under  this Deed of Trust,  the Note or the
Related Documents is false or misleading in any material respect,  either now or at the time made or furnished.

Defective Collateralization.  This Deed of Trust or any of the Related Documents
ceases to be in full  force and  effect  (including  failure  of any  collateral documents to create a valid and perfected security interest or lien) at any time and for any reason.  Insolvency.  The  dissolution  or  termination of Grantor's existence as a going business,  the insolvency of Grantor,  the appointment of a receiver for any part of Grantor's  property,  any assignment for the benefit of creditors,  any type of creditor workout,  or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Grantor.

Foreclosure,   Forfeiture,   etc.  Commencement  of  foreclosure  or  forfeiture
proceedings,  whether by judicial  proceeding,  self-help,  repossession  or any other method,  by any creditor of Grantor or by any governmental  agency against any of the Property.  However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim, which is the basis of the  foreclosure or forfeiture  proceeding,  provided that
Grantor gives Lender  written  notice of such claim and furnishes  reserves or a surety bond for the claim satisfactory to Lender.

Breach of Other  Agreement.  Any breach by Grantor  under the terms of any other agreement  between  Grantor  and Lender  that is not  remedied  within any grace period provided therein,  including without limitation any agreement  concerning any indebtedness or other obligation of Grantor to Lender,  whether existing now or later.

Events Affecting  Guarantor.  Any of the preceding events occurs with respect to any  Guarantor  of any of the  Indebtedness  or any  Guarantor  dies or  becomes incompetent,  or revokes or disputes the validity  of, or liability  under,  any
Guaranty of the Indebtedness.

Adverse  Change.  A  material  adverse  change  occurs  in  Grantor's  financial condition,  or Lender  believes  the prospect of payment or  performance  of the
Indebtedness is impaired.

Existing Indebtedness.  A default shall occur under any Existing Indebtedness or under any  instrument  on the Property  securing any Existing  Indebtedness,  or commencement  of any suit or other action to foreclose  any existing lien on the
Property.

RIGHTS AND REMEDIES ON DEFAULT.  Upon the occurrence of any Event of Default and at any time thereafter,  Trustee or Lender, at its option,  may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate  Indebtedness.  Lender  shall  have the right at its  option  without notice to  Grantor  to  declare  the  entire  Indebtedness  immediately  due and payable,  including any prepayment  penalty,  which Grantor would be required to pay.  Foreclosure.  Lender  shall have the right to cause all or any part of the
Real Property, and Personal Property, if Lender decides to proceed against it as if it were real property, to be sold by the Trustee according to the laws of the
State of Colorado as respects  foreclosures  against real property.  The Trustee shall give notice in  accordance  with the laws of Colorado.  The Trustee  shall apply the  proceeds  of the sale in the  following  order:  (a) to all costs and expenses of the sale,  including but not limited to Trustee's  fees,  attorneys'
fees,  and the cost of title  evidence;  (b) to all sums secured by this Deed of
Trust; and (c) the excess,  if any, to the person or persons legally entitled to the excess.

UCC Remedies.  With respect to all or any part of the Personal Property,  Lender shall have all the rights and  remedies  of a secured  party  under the  Uniform
Commercial Code.

Collect Rents.  Lender shall have the right,  without notice to Grantor, to take possession of and manage the Property and collect the Rents,  including  amounts past due and unpaid,  and apply the net proceeds,  over and above Lenders costs, against the Indebtedness.  In furtherance of this right,  Lender may require any tenant  or  other  user of the  Property  to make  payments  of rent or use fees directly  to  Lender.  If the  Rents  are  collected  by  Lender,  then  Grantor
irrevocably   designates  Lender  as  Grantor's   attorney-in-fact   to  endorse
instruments  received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds.  Payments by tenants or other users to Lender in response to  Lender's  demand  shall  satisfy the  obligations  for which the payments  are made,  whether or not any proper  grounds for the demand  existed.
Lender may  exercise  its rights under this  subparagraph  either in person,  by agent, or through a receiver.

Appoint  Receiver.  Lender shall have the right to have a receiver  appointed to take  possession of all or any part of the  Property,  with the power to protect and preserve the  Property,  to operate the Property  preceding  foreclosure  or sale,  and to collect the Rents from the Property and apply the  proceeds,  over and above the cost of the receivership,  against the Indebtedness.  The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the  Indebtedness  by a  substantial  amount.  Employment  by  Lender  shall not disqualify a person from  serving as a receiver.  Receiver may be appointed by a court of competent  jurisdiction  upon ex parte  application and without notice, notice being expressly waived.

Tenancy at  Sufferance.  If Grantor  remains in possession of the Property after the Property is sold as provided above or Lender  otherwise  becomes entitled to possession  of the  Property  upon  default of Grantor,  Grantor  shall become a tenant at sufferance  of Lender or the  purchaser of the Property and shall,  at
Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

Other Remedies.  Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law. Sale of the Property. In exercising its rights and remedies, Lender shall be free to designate on or before it files a notice of election and demand with the  Trustee,  that the Trustee sell all or any part of the  Property  together  or  separately,  in one sale or by separate sales.  Lender shall be entitled to bid at any public sale on all or any portion of the Property.  Upon any sale of the  Property,  whether made under a power of sale granted in this Deed of Trust or pursuant to judicial  proceedings,  if the holder of the Note is a purchaser at such sale,  it shall be entitled to use and apply all, or any portion of, the  Indebtedness  for or in settlement or payment of all, or any portion of, the purchase price of the Property purchased, and, in such  case,  this  Deed  of  Trust,  the  Note,  and  any  documents  evidencing expenditures  secured  by this Deed of Trust  shall be  presented  to the person conducting the sale in order that the amount of  Indebtedness so used or applied may be credited thereon as having been paid.

Waiver;  Election of Remedies.  A waiver by any party of a breach of a provision of this Deed of Trust shall not  constitute a waiver of or prejudice the party's rights  otherwise to demand strict  compliance  with that provision or any other provision.  Election  by Lender to pursue  any remedy  provided  in this Deed of
Trust, the Note, in any Related  Document,  or provided by law shall not exclude pursuit of any other  remedy,  and an election to make  expenditures  or to take action to  perform an  obligation  of  Grantor  under  this Deed of Trust  after failure  of Grantor to  perform  shall not  affect  Lender's  right to declare a default and to exercise any of its remedies.

Attorneys' Fees; Expenses. If Lender forecloses or institutes any suit or action to enforce any of the terms of this Deed of Trust,  Lender  shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal.  Whether or not any court action is involved,  all reasonable expenses  incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate  from  the date of  expenditure  until  repaid.  Expenses  covered  by this paragraph  include,  without  limitation,  however  subject to any limits  under applicable  law,  Lender's  attorneys'  fees  whether or not there is a lawsuit, including  attorneys'  fees for  bankruptcy  proceedings  (including  efforts to modify or vacate any automatic stay or injunction),  appeals and any anticipated post-judgment  collection  services,  the cost of searching  records,  obtaining title reports (including  foreclosure  reports),  surveyors' reports,  appraisal fees,  title  insurance,  and fees for the Trustee,  to the extent  permitted by applicable law.  Grantor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee.  Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND  OBLIGATIONS  OF TRUSTEE.  The following  provisions  relating to the powers and obligations of Trustee are part of this Deed of Trust.

Powers of Trustee.  In addition to all powers of Trustee  arising as a matter of law, Trustee shall have the power to take the following  actions with respect to the  Property  upon the  written  request  of Lender  and  Grantor:  (a) join in preparing  and  filing  a map  or  plat  of the  Real  Property,  including  the dedication  of streets or other  rights to the public;  (b) join in granting any easement or creating any  restriction on the Real Property;  and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of
Lender under this Deed of Trust.

Obligations to Notify.  Trustee shall not be obligated to notify any other party of a pending  sale  under  any other  trust  deed or lien,  or of any  action or proceeding in which  Grantor,  Lender,  or Trustee shall be a party,  unless the action or proceeding is brought by Trustee.

Trustee.  Trustee  shall meet all  qualifications  required  for  Trustee  under applicable  law. In addition to the rights and remedies  set forth  above,  with respect to all or any part of the Property,  the Trustee shall have the right to foreclose  by notice and sale,  and Lender  shall have the right to foreclose by judicial  foreclosure,  in either case in accordance with and to the full extent provided by applicable law.

NOTICES TO GRANTOR AND OTHER PARTIES.  Any notice under this Deed of Trust shall be in writing, may be sent by telefacsimile  (unless otherwise required by law), and  shall be  effective  when  actually  delivered,  or when  deposited  with a nationally  recognized  overnight  courier,  or,  if  mailed,  shall  be  deemed effective  when  deposited in the United  States mail first class,  certified or registered  mail,  postage  prepaid,  directed to the  addresses  shown near the beginning  of this Deed of Trust.  Any party may change its  address for notices under this Deed of Trust by giving formal  written  notice to the other parties, specifying that the purpose of the notice is to change the party's address.  All copies of notices of foreclosure  from the holder of any lien which has priority over this Deed of Trust  shall be sent to  Lender's  address,  as shown near the beginning of this Deed of Trust.  For notice  purposes,  Grantor  agrees to keep
Lender and Trustee informed at all times of Grantor's current address.

THE LOAN  SECURED  BY THIS LIEN WAS MADE UNDER A SMALL  BUSINESS  ADMINISTRATION
PROGRAM.  The Loan  secured  by this lien was made under a United  States  Small
Business  Administration  (SBA)  nationwide  program,  which uses tax dollars to assist small  business  owners.  If the United States is seeking to enforce this document, then under SBA regulations:

a)  When  SBA is the  holder  of the  Note,  this  document  and  all  documents evidencing or securing  this Loan will be construed in  accordance  with federal law.

b) Lender or SBA may use local or state  procedures  for purposes such as filing
papers,  recording  documents,  giving-notice,   foreclosing  liens,  and  other
purposes.  By using these  procedures,  SBA does not waive any federal  immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any obligation of
Borrower, or defeat any claim of SBA with respect to this Loan.

Any clause in this document requiring arbitration is not enforceable when SBA is the holder of the Note secured by this instrument..

MISCELLANEOUS  PROVISIONS.  The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire  understanding  and  agreement  of the  parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be  effective  unless  given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Annual  Reports.  If the  Property  is used for  purposes  other than  Grantor's residence,  Grantor shall furnish to Lender, upon request, a certified statement of net operating  income  received from the Property during  Grantor's  previous fiscal  year in such form and detail as Lender  shall  require.  "Net  operating
income"   shall  mean  all  cash  receipts  from  the  Property  less  all  cash expenditures made in connection with the operation of the Property.

Applicable  Law.  The Loan  secured by this lien was made under a United  States
Small Business  Administration (SBA) nationwide program,  which uses tax dollars to assist small business owners. If the United States is seeking to enforce this document,  then under SBA  regulations:  (a) When SBA is the holder of the Note, this  document  and all  documents  evidencing  or  securing  this  Loan will be construed  in  accordance  with  federal law. (b) Lender or SBA may use local or state procedures for purposes such as filing papers, recording documents, giving notice,  foreclosing liens, and other purposes.  By using these procedures,  SBA does not waive any federal immunity from local or state control, penalty, tax or liability. No Borrower or Guarantor may claim or assert against SBA any local or state law to deny any  obligation  of Borrower,  or defeat any claim of SBA with respect to this Loan. Any clause in this document  requiring  arbitration is not enforceable when SBA is the holder of the Note secured by this instrument.

Caption  Headings.  Caption  headings in this Deed of Trust are for  convenience purposes  only and are not to be used to interpret or define the  provisions  of this Deed of Trust.

Merger.  There shall be no merger of the interest or estate created by this Deed of Trust with any other  interest or estate in the  Property at any time held by or for the benefit of Lender in any  capacity,  without  the written  consent of
Lender.

Multiple  Parties;  Corporate  Authority.  All obligations of Grantor under this
Deed of Trust shall be joint and several,  and all  references  to Grantor shall mean each and every Grantor.  This means that each of the persons  signing below is responsible for all obligations in this Deed of Trust.

Severability.  If a court of competent  jurisdiction finds any provision of this
Deed of Trust to be invalid or  unenforceable  as to any person or circumstance, such finding shall not render that provision  invalid or unenforceable as to any other persons or circumstances.  If feasible, any such offending provision shall be deemed to be modified to be within the limits of  enforceability or validity;
however, if the offending provision cannot be so modified,  it shall be stricken and all  other  provisions  of this Deed of Trust in all  other  respects  shall remain valid and enforceable.

Successors and Assigns.  Subject to the limitations stated in this Deed of Trust on transfer of Grantor's interest,  this Deed of Trust shall be binding upon and inure to the benefit of the parties,  their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor,  Lender,  without notice to Grantor,  may deal with  Grantor's  successors  with reference to this
Deed of Trust and the  Indebtedness  by way of forbearance or extension  without releasing  Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time Is of the Essence.  Time is of the essence in the  performance of this Deed of Trust.

Waivers and Consents. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the  Related  Documents)  unless  such waiver is in writing  and signed by  Lender.  No delay or  omission  on the part of Lender in exercising any right shall operate as a waiver of such right or any other right.
A waiver by any party of a provision of this Deed of Trust shall not  constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision.  No prior waiver by Lender,  nor any course of dealing between Lender and Grantor,  shall  constitute a waiver of any
of  Lender's   rights  or  any  of  Grantor's   obligations  as  to  any  future
transactions.  Whenever consent by Lender is required in this Deed of Trust, the granting  of such  consent  by  Lender  in any  instance  shall  not  constitute continuing  consent to  subsequent  instances  where such  consent is  required.
Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits  of the  homestead  exemption  laws of the State of  Colorado as to all
Indebtedness secured by this Deed of Trust.

EACH GRANTOR  ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST,
AND EACH GRANTOR AGREES TO ITS TERMS.

 GRANTOR:

 ELDORADO ARTESIAN SPRINS, INC.

/s/Douglas A. Larson                                 /s/Kevin M. Sipple
Douglas A. Larson, President                         Kevin M. Sipple, Secretary

before me, the undersigned Notary Public, personally appeared Douglas A. Larson,
President;  and Kevin M. Sipple,  Secretary of ELDORADO ARTESIAN SPRINGS,  INC.,
and known to me to be  authorized  agents of the  corporation  that executed the
Deed of Trust and  acknowledged  the Deed of Trust to be the free and  voluntary act and deed of the corporation, by authority Its Bylaws or by resolution of its board of directors,  for the uses and purposes  therein  mentioned,  and on oath stated  that  they are  authorized  to  execute  this  Deed of Trust and in fact executed the Deed of Trust on behalf of the corporation.

 Notary Public in and for the State of Colorado

 Residing at 2299 Pearl Street, #305

 My commission expires August 20, 2003